SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Enhanced Emerging Markets Fixed Income Fund
Effective on or about October 2, 2017, the SAI is supplemented as follows:
Deutsche Enhanced Emerging Markets Fixed Income Fund will be renamed Deutsche Emerging Markets Fixed Income Fund. All references in the Statement of Additional Information to the Deutsche Enhanced Emerging Markets Fixed Income Fund will be superseded with Deutsche Emerging Markets Fixed Income Fund.
The following disclosure replaces the sub-section entitled “Subadvisor” of the “DEFINITIONS” section of Part I of the fund’s Statement of Additional Information:
“Subadvisors” – For Deutsche Emerging Markets Equity Fund: Deutsche Alternative Asset Management (Global) Limited, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, and Deutsche Asset Management (Hong Kong) Limited (DeAM HK), Level 52, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong. For Deutsche High Conviction Global Bond Fund and Deutsche Emerging Markets Fixed Income Fund: Deutsche Asset Management International GmbH (Deutsche AM International GmbH), Mainzer Landstrasse 11-17, Frankfurt am Main, Germany 60329.
The following information is removed from the disclosure relating to the fund contained in “PART I: APPENDIX I-I — “INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” in the fund’s Statement of Additional Information:
Currency Strategies
Please Retain This Supplement for Future Reference
July 25, 2017
SAISTKR-365